================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 11, 2005

                  NEVSTAR GAMING AND ENTERTAINMENT CORPORATION
            --------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Nevada                        0-21071                 88-0309578
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)


    12890 Hilltop Road, Argyle, Texas                               76226
----------------------------------------                          ----------
(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (972) 233-0300

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

                 Section 1--Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

         On October 11, 2005, Nevstar Gaming and Entertainment Corporation, a Nevada corporation ("Nevstar"), entered into a Stock Purchase Agreement by and between Halter Financial Investments, L.P., a Texas limited partnership ("HFI") and Nevstar dated October 11, 2005 (the "Stock Purchase Agreement"), pursuant to which Nevstar sold 75,000,000 newly issued, restricted shares of its common capital stock, par value $0.01 per share, to HFI. Neither Nevstar nor any of its affiliates have any relationship with HFI or any of its affiliates other than in respect of the Stock Purchase Agreement. Following its purchase of the shares pursuant to the Stock Purchase Agreement, HFI became the holder of approximately 59.7% of Nevstar's issued and outstanding common capital stock.

         The Stock Purchase Agreement further provides the following:

         o All officers of Nevstar must resign upon execution of the Stock Purchase Agreement;

         o All directors of Nevstar other than William O. Fleischman must resign upon execution of the Stock Purchase Agreement;

         o Nevstar shall, under the direction of HFI, make all necessary filings to effect a 300 for one reverse split of Nevstar's common capital stock within 30 days of execution of the Stock Purchase Agreement;

         o Immediately following completion of the 300 for one reverse split, Nevstar shall sell HFI an additional 723,641 newly issued, restricted shares of its common capital stock for a purchase price of $0.30 per share (for an aggregate purchase price of $217,092.30);

         o Immediately following completion of the 300 for one reverse split, Nevstar shall enter into a Settlement and Stock Issuance Agreement with W/F Investment Corp., a California corporation ("W/F Investment"), pursuant to which (i) W/F Investment shall forgive the approximately $452,875 that it loaned Nevstar for purposes of providing Nevstar with working capital, and in return, Nevstar will pay W/F Investment $100,000 and issue 107,000 newly issued, restricted shares of it common capital stock to W/F Investment. W/F Investment is a secured lender of Nevstar and a member of W/F Nevstar LLC, a California corporation ("W/F Nevstar") and a principal stockholder of Nevstar. William O. Fleischman, a member and previously chairman of our board of directors, is the managing member of W/F Nevstar; and

         o Immediately following the execution of the Settlement and Stock Issuance Agreement referred to above, HFI and W/F Investment shall enter into a Put Option Agreement pursuant to which W/F Investment may require HFI to purchase up to 199,869 shares of common capital stock of Nevstar held by W/F Investment at a price per share of $2.00 at any time during the period of time (i) commencing 180 days following the execution of the Stock Purchase Agreement and (ii) ending upon the earlier of six (6) months following Nevstar's completion of a transaction whereby Nevstar acquires operating control, or substantially all of the assets, of a privately held corporation generating revenues as reported in financial statements audited in conformity with accounting practices generally accepted in the United States or two (2) years following the execution of the Stock Purchase Agreement.

                    Section 3--Securities and Trading Markets

Item 3.02  Unregistered Sales of Equity Securities.

         On October 11, 2005, pursuant to the terms of the Stock Purchase Agreement, Nevstar sold 75,000,000 newly issued, restricted shares of its common capital stock, par value $0.01 per share, to HFI in a private placement transaction at a price of $0.001 per share, for an aggregate purchase price of $75,000. The private placement transaction was exempt from the registration requirements of the Securities Act of 1933, as amended, in reliance upon Section 4(2) thereunder.

                 Section 5--Corporate Governance and Management

Item 5.01  Changes in Control of Registrant.

         The contents of Item 3.02 above are incorporated by reference.

         Immediately subsequent to and as a result of the closing of the Stock Purchase Agreement, HFI became Nevstar's controlling stockholder, owning approximately 59.7% of Nevstar's issued and outstanding shares of common capital stock. HFI used "working capital" to purchase the stock. As used herein, the term "working capital" includes income from the business operations of HFI plus sums borrowed from, among other sources, banks and brokerage firm margin accounts, to operate HFI in general. Before the execution of the Stock Purchase Agreement, Nevstar's controlling stockholder was W/F Nevstar. William O. Fleischman, a member and previously chairman of our board of directors, is the managing member of W/F Nevstar.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Directors
---------

         On October 11, 2005, upon the execution of the Stock Purchase Agreement, Douglas Hrdlicka resigned as a member of the Nevstar board of directors. Following the resignation, the sole remaining director, William O. Fleischman, adopted resolutions electing Timothy P. Halter to the Nevstar board of directors, filling the vacancy created by the resignation of Mr. Hrdlicka. Mr. Fleischman then resigned as chairman of the board, retaining his position as a director, and the newly constituted board of directors voted to elect Mr. Halter chairman of the board.

         Mr. Halter has been the President and sole shareholder of Halter Financial Group, Inc., a Texas corporation ("HFG"), since 1995. HFG is a Dallas, Texas based consulting firm specializing in the areas of mergers, acquisitions and corporate finance. During 2001, 2002, and 2003, Mr. Halter was also a registered representative with Founder's Equity Securities, Inc., a NASD member firm. In 2003, Mr. Halter terminated his relationship with Founder's Equity Securities, Inc. Mr. Halter currently serves as sole officer and director of two public companies: DXP Enterprises, Inc., a Texas corporation, and TS Electronics, Inc., a Delaware corporation.

Executive Officers
------------------

         On October 11, 2005, upon the execution of the Stock Purchase Agreement, William O. Fleischman resigned as Chief Executive Officer and Chief Financial Officer, and Douglas Hrdlicka resigned as Secretary. The newly constituted board of directors voted to elect Mr. Halter its sole officer.

                  Section 9--Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

         Exhibits.  The  following  Exhibits  have been  filed as a part of this
Report:

        Exhibit
        Number             Description of Exhibit
        ------             ----------------------

         10.1 Stock Purchase Agreement dated October 11, 2005 by and between Halter Financial Investments, L.P. and Nevstar Gaming and Entertainment Corporation (Filed herewith).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Nevstar Gaming and Entertainment Corporation



                                     /s/ Timothy P. Halter
                                    --------------------------------------------
                                    Timothy P. Halter,
                                    Sole Officer


DATED:  October 11, 2005

                                  EXHIBIT INDEX

Exhibit
Number            Description of Exhibit
------            ----------------------

10.1 Stock Purchase Agreement dated October 11, 2005 by and between Halter Financial Investments, L.P. and Nevstar Gaming and Entertainment Corporation (Filed herewith).